Inspire Global Hope ESG ETF

BLES

Inspire Small/Mid Cap ESG ETF

(formerly, “Inspire Small/Mid Cap Impact ETF”)

ISMD

Inspire Corporate Bond ESG ETF

(formerly, “Inspire Corporate Bond Impact ETF”)

IBD

Inspire 100 ESG ETF

BIBL

Inspire International ESG ETF

WWJD

Each a Series of Northern Lights Fund Trust IV (the “Funds”)

Supplement dated August 12, 2022

to the Prospectus and Statement of Additional Information (the “SAI”) dated March 30, 2022, and Summary Prospectuses dated May 5, 2022

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Effective August 22, 2022, the Funds’ names will change as follows:

Inspire Global Hope ESG ETF to “Inspire Global Hope ETF;”

Inspire Small/Mid Cap ESG ETF to “Inspire Small/Mid Cap ETF;”

Inspire Corporate Bond ESG ETF to “Inspire Corporate Bond ETF;”

Inspire 100 ESG ETF to “Inspire 100 ETF;” and

Inspire International ESG ETF to “Inspire International ETF.”

Accordingly, all references to the Funds’ current names in the Prospectus, SAI and Summary Prospectuses are replaced in their entirety.

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Effective May 5, 2022, Isaac Beckel no longer serves as Portfolio Manager of the Funds. Therefore, all references to Isaac Beckel are removed from the Funds’ Prospectus, Summary Prospectuses’ and SAI.

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You should read this Supplement in conjunction with the Funds' Prospectus and SAI dated March 30, 2022, and Summary Prospectuses dated May 5, 2022, which provide information that you should know about each Fund before investing. The Funds' Prospectus and SAI and Summary Prospectuses have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies these documents may be obtained without charge by visiting www.inspireetf.com or by calling 1-877-658-9473.